Financing Receivables and Allowance for Losses on Financing Receivables	12 Months Ended
Dec. 31, 2015
Financing Receivables And Allowance For Losses [Abstract]
Financing Receivables And Allowance For Losses On Financing Receivables

NOTE 6. GE Capital FINANCING RECEIVABLES AND ALLOWANCE FOR LOSSES ON FINANCING RECEIVABLES

FINANCING RECEIVABLES, NET

December 31 (In millions)	2015	2014

Loans, net of deferred income	$20,115	$20,270
Investment in financing leases, net of deferred income	4,969	5,471
	25,084	25,741
Allowance for losses	(81)	(93)
Financing receivables – net	$25,003	$25,647

NET INVESTMENT IN FINANCING LEASES

	Total financing leases		Direct financing leases(a)		Leveraged leases(b)
December 31 (In millions)	2015	2014	2015	2014	2015	2014

Total minimum lease payments receivable	$5,901	$6,755	$3,251	$3,669	$2,649	$3,086
Less principal and interest on third-party
non-recourse debt	(1,482)	(1,868)	-	-	(1,482)	(1,868)
Net rentals receivables	4,419	4,887	3,251	3,669	1,167	1,218
Estimated unguaranteed residual value
of leased assets	2,057	2,371	928	1,138	1,129	1,233
Less deferred income	(1,507)	(1,787)	(913)	(1,101)	(593)	(686)
Investment in financing leases, net of
deferred income	4,969	5,471	3,266	3,706	1,703	1,765
Less amounts to arrive at net investment
Allowance for losses	(27)	(29)	(15)	(14)	(13)	(15)
Deferred taxes	(1,665)	(1,899)	(593)	(697)	(1,071)	(1,202)
Net investment in financing leases	$3,277	$3,543	$2,658	$2,995	$619	$548

  Included $24 million and $33 million of initial direct costs on direct financing leases at December 31, 2015 and 2014, respectively.
  Included pre-tax income of $61 million and $53 million and income tax of $23 million and $20 million during 2015 and 2014, respectively. Net investment credits recognized on leveraged leases during 2015 and 2014 were insignificant.

CONTRACTUAL MATURITIES

	Total	Net rentals
(In millions)	loans	receivable

Due in
2016	$13,937	$821
2017	1,299	719
2018	769	715
2019	1,428	564
2020	722	425
2021 and later	1,959	1,174
Total	$20,115	$4,419

We expect actual maturities to differ from contractual maturities.

ALLOWANCE FOR LOSSES

(In millions)	2015	2014	2013

Beginning balance	$93	$44	$43
Provision	48	79	4
Net write-offs(a)	(60)	(27)	(4)
Other(b)	(1)	(3)	1
Ending balance	$81	$93	$44

  Net write-offs (gross write-offs less recoveries) in certain portfolios may exceed the beginning allowance for losses as a result of losses that are incurred subsequent to the beginning of the fiscal year due to information becoming available during the current year, which may identify further deterioration on existing financing receivables.
  Other primarily includes effects of currency exchange.

We manage our financing receivable portfolios using delinquency and nonaccrual data as key performance indicators. Substantially all of our financing receivables are secured at December 31, 2015 and 2014.

At December 31, 2015, $622 million (2.5%), $201 million (0.8%) and $256 million (1.0%) of financing receivables were over 30 days past due, over 90 days past due and on nonaccrual, respectively. At December 31, 2014, $610 million (2.4%), $131 million (0.5%) and $512 million (2.0%) of financing receivables were over 30 days past due, over 90 days past due and on nonaccrual, respectively. The vast majority of nonaccrual loans at December 31, 2015 and 2014, which are primarily at GECAS, are currently paying in accordance with their contractual terms.

The recorded investment in impaired loans at December 31, 2015 and 2014 was $175 million and $412 million, respectively, primarily in GECAS, and included $2 million and $20 million of impaired loans with specific allowances of $1 and $16 million, respectively, primarily at EFS. The method used to measure impairment for these loans is primarily based on collateral value. At December 31, 2015, troubled debt restructurings included in impaired loans were $116 million, the vast majority at GECAS.